UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2015

TRIBUNE PUBLISHING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 North Michigan Avenue

Chicago, Illinois, 60611

(Address of Principal Executive Offices) (Zip Code)

312-222-9100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

On November 30, 2015, Tribune Publishing Company (the “Company”) distributed a message to employees via email and by posting on the Company’s internal website, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company maintains a policy of not commenting on rumors, unusual market activity or discussions regarding potential transactions and other business activities.  Exhibit 99.1 is a message to the Company’s employees, but as a precautionary matter the Company is distributing the message under this Item 7.01.  This filing is a limited exception to, and not intended to change, the Company’s long-standing no comment policy.  The Company affirms its no comment policy and does not intend to comment further on the matter covered in the message to its employees or any related matters.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.  Any reference to the Company’s internet address shall not, under any circumstances, be deemed to incorporate the information available at such internet address into this report.

Cautionary Statements Regarding Forward-looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties.  Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “continue,” “business outlook,” “estimate,” “outlook,” or similar expressions constitute forward-looking statements. Differences in Tribune Publishing’s actual results from those described in these forward-looking statements may result from actions taken by Tribune Publishing as well as from risks and uncertainties beyond Tribune Publishing’s control. These risks and uncertainties include competition and other economic conditions including fragmentation of the media landscape and competition from other media alternatives; changes in advertising demand, circulation levels and audience shares; the Company’s ability to develop and grow its online businesses; the Company’s reliance on revenue from printing and distributing third-party publications; macroeconomic trends and conditions; the Company’s ability to adapt to technological changes; the Company’s ability to realize benefits or synergies from acquisitions or divestitures or to operate its businesses effectively following acquisitions or divestitures; the Company’s success in implementing expense mitigation efforts; the Company’s ability to attract and retain employees; changes in newsprint prices; the Company’s reliance on third-party vendors for various services; adverse results from litigation, governmental investigations or tax-related proceedings or audits; the Company’s ability to satisfy pension and other postretirement employee benefit obligations; changes in accounting standards; the effect of labor strikes, lockouts and labor negotiations; regulatory and judicial rulings; the Company’s indebtedness and ability to comply with debt covenants applicable to its debt facilities; the Company’s ability to satisfy future capital and liquidity requirements; the Company’s ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; and other events beyond the Company’s control that may result in unexpected adverse operating results. The Company’s actual results could also be impacted by the other risks detailed from time to time in its publicly filed documents, including in Item 1A (Risk Factors) of its most recent Annual Report on Form 10-K, in its Quarterly Report on Form 10-Q and in other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.             Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Message to Employees dated November 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: November 30, 2015	By:	/s/ Julie K. Xanders
	Name:	Julie K. Xanders
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Message to Employees dated November 30, 2015